Exhibit 99.1


FOR IMMEDIATE RELEASE                     Contact: Jeffrey J. Carfora, EVP, CFO
                                                       973-669-7366, ext. 202

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                THIRD QUARTER EARNINGS AND AN INCREASED DIVIDEND

     WEST ORANGE, NJ, April 25, 2001 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $1.7 billion holding company for the New Jersey-based Penn Federal Savings Bank, announced earnings of $0.38 per diluted share for the quarter ended March 31, 2001. The Company also reported an increase in its quarterly cash dividend and continued improvement in its net interest margin.

     For the third quarter of fiscal 2001, net income of $3.0 million resulted in $0.38 per diluted share. Current quarter earnings per share equal the $0.38 per share reported for both the three months ended December 31, 2000 and March 31, 2000. Diluted cash earnings for the current quarter of $0.49 per share reflect an increase over the $0.48 and $0.47 per share reported for the three months ended December 31, 2000 and March 31, 2000, respectively.

     Return on average common equity was 10.60% for the three months ended March 31, 2001. Cash return on average common equity was 13.97% for the current quarter.

     Increased non-interest expense in the current quarter impacted earnings per share by $0.03 when compared to the December 2000 quarter. Factors contributing to the increase include:

     o    The  significant  rise in the  Company's  stock price during the March
          2001

                                    - more -

PennFed 3Q-2001
Page 2

          quarter resulted in additional "non-cash" expense related to the Employee Stock Ownership Plan.

     o An increase in the Company's occupancy expense was attributable to harsh winter weather.

     o Compensation and other expenses include costs for the Bank's new Business Development department that was fully staffed during the current quarter. Benefits from this new department are just beginning to emerge.

     o Additional expenses were incurred related to the expansion of network system communication capacity and the Company's Internet presence. The Bank's new on-line banking capability will be introduced in the June 2001 quarter.

     The Company also reported that its Board of Directors approved a one-cent increase in the quarterly cash dividend. PennFed stockholders of record as of May 11, 2001 will be paid a cash dividend of $0.05 per share on May 25, 2001. The level of the Company's dividend will continue to be reviewed on a quarterly basis.

     PennFed's net interest margin of 2.46% for the current quarter reflects improvement from 2.40% for the December 2000 quarter. A decline in short-term interest rates coupled with growth in the Company's checking, money market and savings core deposit accounts contributed to the improvement. Core deposits grew 6% from December 31, 2000 and in excess of 9% since June 30, 2000. Balances in certificates of deposits, a higher costing category of deposits, were basically unchanged from the last three quarters.

     The net interest margin also benefited from the continued growth in PennFed's commercial and consumer loan portfolios. At March 31, 2001 these loan portfolios totaled

                                     -more-

PennFed 3Q-2001
Page 3

$216 million, reflecting a 4% increase since December 31, 2000 and nearly 18% since June 30, 2000. The Company's one- to four-family residential loan portfolio grew less than 2% in the March 2001 quarter but has actually declined 6% since June 30, 2000.

     The net interest margin improved while the Company continued stock repurchases. Joseph L. LaMonica, President and Chief Executive Officer, stated that, "The repurchase of our own stock has continued to be an attractive investment opportunity, even as its price appreciates." Since the announcement in October 2000 of a 5% Stock Repurchase Program, the Company has repurchased 235,000 shares of the 400,000 shares authorized for repurchase, at a total cost of $4.2 million.

     The Company's commitment to strong asset quality continues to be evident as PennFed's non-performing assets were just 0.17% of total assets at March 31, 2001.

     As previously announced, the Company issued $12 million of Trust Preferred securities in late March. Distributions payable on these securities, as well as the distributions payable on the $34.5 million of Trust Preferred securities issued in October 1997, are included as a component of non-interest expense. Such distributions were previously classified as interest expense. As a result, the net interest margin and the non-interest expense and efficiency ratios for prior periods have been recalculated to conform with this reclassification.

     The Company's non-interest expense and efficiency ratios were 1.48% and 52.22%, respectively, for the three months ended March 31, 2001.

     For the first nine months of Fiscal 2001, PennFed reported net income of $9.2 million, resulting in diluted earnings of $1.14 per share and a return on average equity of 10.81%. Diluted cash earnings and cash return on average equity were $1.47 per share and 13.94%, respectively, for the nine months ended March 31, 2001.

                                     -more-

PennFed 3Q-2001
Page 4

     Penn Federal Savings Bank, headquartered in New Jersey, maintains 21 branch offices in Bayville, Brick, Caldwell, East Newark, Fairfield, Farmingdale, Harrison, Livingston, Marlboro, Montclair (2), Newark (3), Old Bridge, Roseland, Sayreville, Toms River, Upper Montclair, Verona, and West Orange. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

     This release contains forward-looking statements that are subject to risk and uncertainties, including, but not limited to, changes in economic conditions in the Company's market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, fluctuations in interest rates and operating results and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause the Company's future to differ materially from those expressed in any forward-looking statements by, or on behalf of, the Company.

                                       ###

                       NOTE: SEE FINANCIAL TABLES ATTACHED

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


                                                            March 31,          December 31,      June 30,          March 31,
                                                              2001              2000               2000              2000
                                                          --------------    --------------     --------------    --------------
Selected Financial Condition Data:
     Cash and Federal funds sold                                $22,840           $11,773            $13,866           $13,596
     Investments, net and FHLB stock                            306,478           325,477            325,321           322,733
     Mortgage-backed securities, net                            121,531           117,275             87,561            96,823
     Loans held for sale                                          2,357             2,961                  0                 0
     Loans receivable:
          One- to four-family mortgage loans                  1,006,975           987,912          1,070,048         1,016,804
          Commercial and multi-family real estate loans         104,681            99,577             86,257            84,329
          Consumer loans                                        111,564           108,200             97,587            87,356
          Allowance for loan losses                             (4,143)           (4,065)            (3,983)           (3,777)
          Other, net                                              9,083             8,924              9,339             8,646
                                                          --------------    --------------     --------------    --------------
     Loans receivable, net                                    1,228,160         1,200,548          1,259,248         1,193,358

     Goodwill and other intangible assets                         7,479             7,981              8,996             9,512
     Other assets                                                35,708            37,007             34,227            35,486
                                                          --------------    --------------     --------------    --------------
     Total assets                                            $1,724,553        $1,703,022         $1,729,219        $1,671,508
                                                          ==============    ==============     ==============    ==============

     Deposits:
          Checking and money market                            $134,818          $126,380           $124,448          $121,521
          Savings                                               168,883           159,241            153,679           159,381
          Certificates of deposit and accrued interest          802,367           800,318            802,223           785,013
                                                          --------------    --------------     --------------    --------------
     Total deposits                                           1,106,068         1,085,939          1,080,350         1,065,915

     FHLB advances                                              414,465           404,465            364,465           344,465
     Other borrowings                                            19,400            40,775            112,175            91,975
     Other liabilities                                           25,180            24,445             25,443            24,387
     Preferred securities of Trust, net                          44,469            32,836             32,805            32,790
     Stockholders' equity                                       114,971 (a)       114,562            113,981           111,976
                                                          --------------    --------------     --------------    --------------
     Total liabilities and stockholders' equity              $1,724,553        $1,703,022         $1,729,219        $1,671,508
                                                          ==============    ==============     ==============    ==============

     Book value per share  (b)                                   $15.35            $15.10             $14.37            $14.03
     Tangible book value per share  (b)                          $14.35            $14.05             $13.24            $12.84

     Equity to assets                                              6.67%             6.73%              6.59%             6.70%
     Tangible equity to tangible assets                            6.26%             6.29%              6.10%             6.17%

Asset Quality Data:
     Non-performing loans                                        $2,009            $2,091             $2,715            $3,354
     Real estate owned, net                                         840               824                334               345
                                                          --------------    --------------     --------------    --------------
     Total non-performing assets                                 $2,849            $2,915             $3,049            $3,699
                                                          ==============    ==============     ==============    ==============

     Non-performing loans to total loans                           0.16%             0.17%              0.21%             0.28%
     Non-performing assets to total assets                         0.17%             0.17%              0.18%             0.22%
     Allowance for loan losses to non-performing loans           206.22%           194.40%            146.70%           112.61%
     Allowance for loan losses to total gross loans                0.34%             0.34%              0.32%             0.32%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                  8.37%             8.20%              7.76%             7.86%
     Core capital ratio (requirement - 4.00%)                      8.37%             8.20%              7.76%             7.86%
     Risk-based capital ratio (requirement - 8.00%)               16.43%            16.23%             15.50%            15.88%

(a)  Common shares outstanding as of March 31, 2001 totaled 7,877,462 shares.

(b) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year. Based upon the inclusion of all shares issued to the ESOP, at March 31, 2001 book value per share and tangible book value per share would be $14.59 and $13.65, respectively.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


                                                        For the three months ended            For the nine months ended
                                                                March 31,                             March 31,
                                                      -------------------------------       -------------------------------
                                                         2001               2000               2001               2000
                                                      ------------       ------------       ------------       ------------
Selected Operating Data:
     Interest and dividend income                         $29,657            $28,205            $90,113            $82,482
     Interest expense                                      19,364             17,965             60,225             51,990
                                                      ------------       ------------       ------------       ------------
          Net interest and dividend income                 10,293             10,240             29,888             30,492
     Provision for loan losses                                125                210                450                630
                                                      ------------       ------------       ------------       ------------
     Net interest and dividend income
          after provision for loan losses                  10,168             10,030             29,438             29,862
     Non-interest income:
          Service charges                                     617                521              1,811              1,641
          Net gain (loss) from real estate operations         (3)                  2                (7)                 83
          Net gain on sales of loans                           89                  3                648                 36
          Other                                               130                155                415                496
                                                      ------------       ------------       ------------       ------------
          Total non-interest income                           833                681              2,867              2,256
     Non-interest expenses:
          Compensation & employee benefits                  2,988              2,476              8,413              7,374
          Net occupancy expense                               471                477              1,253              1,287
          Equipment                                           479                442              1,394              1,335
          Advertising                                         113                113                325                275
          Amortization of intangibles                         501                519              1,517              1,606
          Federal deposit insurance premium                    55                 56                165                374
       *  Preferred securities expense                        794                784              2,360              2,350
          Other                                               912                843              2,596              2,573
                                                      ------------       ------------       ------------       ------------
          Total non-interest expenses                       6,313              5,710             18,023             17,174
                                                      ------------       ------------       ------------       ------------
     Income before income taxes                             4,688              5,001             14,282             14,944
     Income tax expense                                     1,649              1,777              5,034              5,315
                                                      ------------       ------------       ------------       ------------
     Net income                                            $3,039             $3,224             $9,248             $9,629
                                                      ============       ============       ============       ============

     Weighted avg. no.of diluted common shares (c)      8,096,493          8,540,618          8,137,440          8,683,856

     Diluted earnings per common share (c)                  $0.38              $0.38              $1.14              $1.11

     Diluted cash earnings per common share (c) (d)         $0.49              $0.47              $1.47              $1.41

     Return on average common equity                        10.60%             11.62%             10.81%             11.65%
     Cash return on average common equity (d)               13.97%             14.49%             13.94%             14.83%

     Return on average assets                                0.71%              0.78%              0.72%              0.80%

     Average earning assets                            $1,652,555         $1,595,858         $1,665,051         $1,559,383

     Yield on average interest-earning assets                7.19%              7.07%              7.21%              7.04%
     Cost of average interest-bearing liabilities            5.09%              4.84%              5.16%              4.76%
                                                      ------------       ------------       ------------       ------------
     Net interest rate spread                                2.10%              2.23%              2.05%              2.28%
                                                      ============       ============       ============       ============

     Net interest margin                                     2.46%              2.57%              2.41%              2.62%

     Non-interest exp. as a % of avg. assets                 1.48%              1.38%              1.40%              1.42%

     Efficiency ratio                                       52.22% (e)         47.54% (e)         50.38% (e)         47.66% (e)


(c) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.
(d) Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans.
(e) The efficiency ratio includes the benefit from the net gains on sales of loans. Excluding the net gains on sales of loans, the efficiency ratio would have been 52.64%, 47.55%, 51.40% and 47.71%, respectively.

* - Preferred securities expense has been reclassified from interest expense to non-interest expense.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                                           For the three months ended
                                              ----------------------------------------------------------------------------------
                                               Mar. 31,         Dec. 31,          Sep. 30,         Jun. 30,          Mar. 31,
                                                 2001             2000              2000             2000              2000
                                              ------------     ------------      ------------     ------------      ------------

Selected Operating Data:
   Interest and dividend income                   $29,657          $30,020           $30,436          $29,281           $28,205
   Interest expense                                19,364           20,280            20,581           19,211            17,965
                                              ------------     ------------      ------------     ------------      ------------
        Net interest and dividend income           10,293            9,740             9,855           10,070            10,240
   Provision for loan losses                          125              125               200              230               210
                                              ------------     ------------      ------------     ------------      ------------
   Net interest and dividend income
        after provision for loan losses            10,168            9,615             9,655            9,840            10,030
   Non-interest income:
        Service charges                               617              617               577              531               521
        Net gain (loss) from real estate ops.         (3)              (4)                 0               31                 2
        Net gain on sales of loans                     89              245               314                0                 3
        Other                                         130              117               168              129               155
                                              ------------     ------------      ------------     ------------      ------------
        Total non-interest income                     833              975             1,059              691               681
   Non-interest expenses:
        Compensation & employee benefits            2,988            2,759             2,666            2,469             2,476
        Net occupancy expense                         471              387               395              376               477
        Equipment                                     479              467               448              428               442
        Advertising                                   113               94               118              118               113
        Amortization of intangibles                   501              506               510              515               519
        Federal deposit insurance premium              55               55                55               55                56
     *  Preferred securities expense                  794              783               783              782               784
        Other                                         912              855               829              811               843
                                              ------------     ------------      ------------     ------------      ------------
        Total non-interest expenses                 6,313            5,906             5,804            5,554             5,710
                                              ------------     ------------      ------------     ------------      ------------
   Income before income taxes                       4,688            4,684             4,910            4,977             5,001
   Income tax expense                               1,649            1,651             1,734            1,736             1,777
                                              ------------     ------------      ------------     ------------      ------------
   Net income                                      $3,039           $3,033            $3,176           $3,241            $3,224
                                              ============     ============      ============     ============      ============

   Wght. avg. no. of diluted common shrs. (f)   8,096,493        8,086,854         8,242,969        8,408,451         8,540,618

   Diluted earnings per common share (f)            $0.38            $0.38             $0.39            $0.39             $0.38

   Diluted cash earn. per common shr. (f) (g)       $0.49            $0.48             $0.49            $0.48             $0.47

   Return on average common equity                  10.60%           10.66%            11.18%           11.47%            11.62%
   Cash return on avg. common equity (g)            13.97%           13.70%            14.15%           14.26%            14.49%

   Return on average assets                          0.71%            0.71%             0.73%            0.76%             0.78%

   Average earning assets                      $1,652,555       $1,652,486        $1,690,110       $1,644,472        $1,595,858

   Yield on average interest-earning assets          7.19%            7.25%             7.18%            7.12%             7.07%
   Cost of average interest-bearing liab.            5.09%            5.22%             5.17%            5.01%             4.84%
                                              ------------     ------------      ------------     ------------      ------------
   Net interest rate spread                          2.10%            2.03%             2.01%            2.11%             2.23%
                                              ============     ============      ============     ============      ============

   Net interest margin                               2.46%            2.40%             2.37%            2.45%             2.57%

   Non-interest exp. as a % of avg. assets           1.48%            1.38%             1.33%            1.30%             1.38%

   Efficiency ratio                                 52.22% (h)       50.38% (h)        48.51% (h)       46.96% (h)        47.54% (h)

(f) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

(g) Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans.

(h) The efficiency ratio includes the benefit from the net gains on sales of loans. Excluding the net gains on sales of loans, the efficiency ratio would have been 52.64%, 51.56%, 49.94%, 46.96% and 47.55%, respectively.

* - Preferred securities expense has been reclassified from interest expense to non-interest expense.